THE LAZARD FUNDS, INC.

Supplement to Prospectuses dated May 1, 2008,

August 25, 2008 (for Lazard U.S. Small-Mid Cap Equity Portfolio) and

September 30, 2008 (for Lazard Developing Markets Equity Portfolio)

Listed below are preliminary estimates of year-end per share distributions of ordinary income and capital gains for the Portfolios of The Lazard Funds, Inc. (the “Fund”). The Portfolios will pay dividends and capital gains, if any, on December 23, 2008. The declaration and record date will be December 19, 2008 and the ex-dividend date will be December 22, 2008.

Portfolio	Estimated Ordinary Income Dividend Per Share	Estimated Short-Term Capital Gain Distribution Per Share	Estimated Long-Term Capital Gain Distribution Per Share
Lazard U.S. Equity Value Portfolio
Institutional Shares	$0.15	—	—
Open Shares	$0.12	—	—

Lazard U.S. Strategic Equity Portfolio
Institutional Shares	$0.10	—	—
Open Shares	$0.07	—	—

Lazard U.S. Mid Cap Equity Portfolio
Institutional Shares	$0.16	—	—
Open Shares	$0.13	—	—

Lazard U.S. Small-Mid Cap Equity Portfolio
Institutional Shares	—	—	—
Open Shares	—	—	—

Lazard U.S. Small Cap Equity Value Portfolio
Institutional Shares	$0.02	—	—
Open Shares	—	—	—

Lazard Global Equity Income Portfolio
Institutional Shares	$0.21	—	—
Open Shares	$0.18	—	—

Lazard International Equity Portfolio
Institutional Shares	$0.42	—	—
Open Shares	$0.37	—	—

Lazard International Equity Select Portfolio
Institutional Shares	$0.34	—	—
Open Shares	$0.31	—	—

Lazard International Strategic Equity Portfolio
Institutional Shares	$0.24	—	—
Open Shares	$0.20	—	—

Lazard International Small Cap Equity Portfolio
Institutional Shares	$0.14	—	—
Open Shares	$0.11	—	—

Lazard Emerging Markets Equity Portfolio
Institutional Shares	$0.49	$0.27	$0.34
Open Shares	$0.43	$0.27	$0.34

Lazard Developing Markets Equity Portfolio
Institutional Shares	*	—	—
Open Shares	—	—	—

Lazard Capital Allocator Opportunistic Strategies Portfolio
Institutional Shares	$0.07	—	—
Open Shares	$0.04	—	—

Lazard U.S. High Yield Portfolio
Institutional Shares	**	—	—
Open Shares	**	—	—

*	Estimated rate is less than $0.01 cent per share.
**	Ordinary income for this Portfolio, if any, is distributed on the last business day of each month.

Please be advised that these estimates may change prior to the record date due to changes in the number of shares outstanding. The Fund will send complete tax information pertaining to your account in January 2009. Please consult your tax advisor as to how these distributions may affect your individual tax situation.

November 19, 2008